Vanguard Variable Insurance Fund
Money Market Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 29, 2016

The following changes are effective on October 14, 2016, as a result of rules adopted by the Securities and Exchange Commission (SEC) in July 2014 and September 2015.

Prospectus and Summary Prospectus Text Changes

The paragraph under “Principal Investment Policies” is replaced with the following:

The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The last paragraph under “Principal Risks”is replaced with the following:

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Prospectus Text Changes

In the Investing in the Money Market Portfolio section, the following replaces the last paragraph under “What is Money Market Reform?”:

The board of trustees of Vanguard Variable Insurance Funds (the Board), in accordance with the best interest of the shareholders, approved a number of changes in response to the SEC’s 2014 amendments to the rules governing money market funds. The changes—including the Board’s ability to implement liquidity fees and redemption gates if the Money Market Portfolio’s weekly liquid assets fall below established thresholds—are now in effect. As part of these changes, information regarding the Portfolio’s weekly liquid assets for the prior six months (by day, as of the close of business) is available on the Portfolio’s page at advisors.vanguard.com.

In the Investing in Money Market Portfolio section, the following is added after the last paragraph under “How Does This Affect Vanguard Money Market Funds? —Vanguard Variable Insurance Fund Money Market Portfolio”:

If you redeem shares when the Portfolio has imposed a liquidity fee, then the amount you receive for your redemption will be reduced by the amount of the liquidity fee. Once the Portfolio imposes a redemption gate, then unprocessed orders to redeem will be canceled and the Portfolio will not accept redemption orders until the gate is no longer in effect. If you still wish to redeem once the gate is lifted, you will need to submit a new redemption request to the Portfolio or your financial intermediary.

Notices regarding liquidity fees or redemption gates will be filed with the SEC on Form N-CR. In addition, announcements will also be made in supplements to the Portfolio’s prospectus and on the Portfolio’s website.

In the More on the Portfolios section, the following replaces similar text under the heading “More on the Money Market Portfolio”:

The Vanguard Group, Inc. (Vanguard), advisor to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker’s acceptances, and other money market securities. To be considered high quality, Vanguard determines the security presents minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Portfolio also invests in short-term corporate, state, and municipal obligations that are considered high quality, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.

In the Additional Information section under the heading “Share Price,” the following replaces the second paragraph:

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio’s cash (except for the Money Market Portfolio) may be valued at amortized cost when it approximates fair value. The investments held by the Money Market Portfolio are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF shares, institutional money market fund shares, or closed-end fund shares held by a portfolio are based on the market value of the shares.

In the General Information section, the following replaces the fourth paragraph:

A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the SEC. In connection with a determination by the board of trustees, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund. In addition, in accordance with Rule 2a-7 under the Investment Company Act of 1940, the board of trustees of a retail or institutional money market fund may implement liquidity fees and redemption gates if a retail or institutional money market fund’s weekly liquid assets fall below established thresholds.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 104 102016

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 29, 2016

The following changes are effective on October 14, 2016, as a result of rules adopted by the Securities and Exchange Commission (SEC) in July 2014 and September 2015.

Statement of Additional Information Text Changes

In the Investment Strategies, Risks, and Nonfundamental Policies section, the following replaces similar text:

Money Market Fund Reform. The money market fund reforms adopted by the SEC in July 2014 are in effect as of October 14, 2016. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. The reforms impose new liquidity-related requirements on money market funds (including the potential implementation of liquidity fees and redemption gates). Other changes required by the reforms relate to diversification, disclosure, and stress testing requirements. The imposition and termination of a liquidity fee or redemption gate and/or the provision of financial support by an affiliated person of a money market fund will be reported by a money market fund to the SEC on Form N-CR. A money market fund’s designation as institutional, retail, or government determines whether the fund is required to have a floating net asset value (NAV) or is permitted to have a stable NAV. These changes may have significant adverse effects upon a money market fund's investment strategy, fees and expenses, portfolio (including the liquidity of investments), and return potential.

In the Share Price section, the following replaces similar text on page B-34 and B-35:

It is the policy of the Money Market Portfolio to attempt to maintain an NAV of $1 per share for sales and redemptions. The instruments held by the Portfolio generally are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. The Portfolio’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio’s NAV calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redeeming shares in kind; or establishing an NAV per share by using available market quotations.

The use of amortized cost and the maintenance of the Money Market Portfolio’s NAV at $1 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 60 days or less; maintain a dollar-weighted average life of 120 days or less; purchase only instruments having remaining maturities of 397 days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality.

In the Purchase and Redemption of Shares section under the heading “Redemption of Shares” on page B-35, the following replaces similar text:

Each Portfolio can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Portfolio can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund. In addition, in accordance with Rule 2a-7 under the 1940 Act, the board of trustees of a retail or institutional money market fund may implement liquidity fees and redemption gates if a retail or institutional money market fund’s weekly liquid assets fall below established thresholds.

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© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64B 102016